Statement of Additional Information Supplement	August 2, 2017

Putnam VT Multi-Cap Growth Fund
Statement of Additional Information dated April 30, 2017

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGERS section are supplemented to reflect that the fund’s portfolio manager is now Richard Bodzy. These sub-sections are also supplemented with regards solely to Mr. Bodzy as follows:

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of June 30, 2017. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts,
			Other accounts that pool		managed account
Portfolio	Other SEC-registered		assets from more than one		programs and single-
manager	open-end and closed-end		client		sponsor defined
	funds				contribution plan
offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Richard Bodzy	2	$30,100,000	0	0	1	$100,000

Ownership of securities

As of June 30, 2017, Mr. Bodzy and his immediate family members did not beneficially own equity securities in the fund. The fund is offered only to separate accounts of insurance companies. Individual investors may not invest in the fund directly, but only through purchasing variable annuity contracts or variable life insurance policies that include the fund as an investment option.

SAI_vt - 8/17